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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                           C U R R E N T   R E P O R T

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 20, 1996
                Date of Report (Date of earliest event reported)


                              Lamonts Apparel, Inc.
                              ---------------------
             (Exact Name of Registrant As Specified In Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


0-15542                                   # 75-2076160
----------------------------------        --------------------------------------
 (Commission File Number)                 (IRS Employer Identification No.)


  12413 Willows Road, N.E., Kirkland, Washington        98034
  ----------------------------------------------        ----------------
   (Address of Principal Executive Offices)             (Zip Code)

                                 (206) 814-5700
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

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Item 5:   Other Events.

          On December 23, 1996, Lamonts Apparel, Inc. (the "Registrant") announced that the requisite majorities of each class of its impaired creditors and equity security holders voted in favor of accepting the Registrant's "Debtor's Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code," filed on October 23, 1996 (the "Plan"). In addition, the Registrant, together with representatives of the official committees that represent the Registrant's unsecured creditors, bondholders, and equityholders have stipulated, and the United States Bankruptcy Court for the Western District of Washington at Seattle (the "Court") has ordered that the hearing on confirmation of the Plan begin as scheduled on January 6, 1997 and continue on April 14, 1997 in order to afford the Registrant adequate time in which to investigate recapitalization opportunities. A copy of (i) the Court's Stipulation Re Procedures for Confirmation of Plan, and Order thereon; and (ii) the press release announcing the foregoing, are each attached hereto.


Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (c)  Exhibits

          Exhibit No.    Exhibit
          -----------    -------

          99.1 Stipulation Re Procedures for Confirmation of Plan, and Order thereon

          99.2           Press release, dated December 23, 1996


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Lamonts Apparel, Inc.
                                        ---------------------
                                        Registrant






Dated:  January 7, 1997           By: /s/ DEBBIE BROWNFIELD
                                      ------------------------------------
                                      Name:  Debbie Brownfield
                                      Title: Senior Vice President-Finance
                                             and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                        Description                          Page No.
-----------                        -----------                          --------

    99.1                           Stipulation Re Procedures                5
                                   for Confirmation of Plan,
                                   and Order thereon

    99.2                           Press release, dated                    14
                                   December 23, 1996


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